CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement No. 333–103492 on Form N-4 of our report dated February 27, 2025, relating to the financial statements of American Fidelity Separate Account C.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma

April 25, 2025

CONSENT OF INDEPENDENT AUDITOR

We consent to the use in this Registration Statement No. 333–103492 on Form N-4 of our report dated April 11, 2025, relating to the financial statements of American Fidelity Assurance Company.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma

April 25, 2025